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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

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                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934


  Date of report (Date of earliest event reported): October 27, 1998



                    HANOVER GOLD COMPANY, INC.
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                    (Exact Name of Registrant as Specified in Charter)


     Delaware                 000-23022           11-2740461
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(State or Other Jurisdiction    (Commission      (IRS Employer
     of Incorporation)          File Number)    Identification No.)


                    15102 E. Indiana Ave., Spokane, WA 99216
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                    (Address of principal executive offices)


Registrant's telephone number, including area code     (509) 891-8817
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Item 5. Other Events

     As previously reported, nearly all of the Company's Alder Gulch claims are leased claims coupled with options to purchase. The Company does not own these claims outright, but instead pays rentals and royalties to the underlying landowner-lessors for the right to conduct mining activities. The Company elected not to pay rentals and royalties of $233,800 (September 1, 1998) and $518,000 (October 1, 1998) to three landowner-lessors of the Alder Gulch mining claims pending the outcome of Montana's I-137. As previously reported, if I-137 is voted into law it would ban new or expanded open-pit gold mines from using cyanide in their processes. Since cyanide is a critical component in the processing of gold ore, management believes its elimination will eliminate any potential the Company may have to ever negotiate a joint venture and put the claims into production. If I-137 should pass management intends to discontinue making all rental and royalty payments on the Alder Gulch leases and will allow the Alder Gulch mining claims to revert back to the landowner-lessors of the claims.

     The Company has received a 30-day default notice for each of the payments withheld under the three Alder Gulch leases. The 30-day cure period in two of the notices falls after Montana's November 3, 1998 ballot and, although the 30-day cure period lapsed October 23, 1998 in the other notice, the landowner-lessor of this notice has verbally agreed to withhold sending a termination notice until after the Company knows the outcome of I-
137. Despite the opportunity to cure immediately after November
3, 1998, the Company does not foresee that it will be financially able to cure the defaults since the Degerstrom guaranty to make landowner-lessor payments expired in September, 1998 and the Company has been unable to secure any further such guaranty or to raise funds necessary to meet landowner-lessor obligations. The Company will continue its efforts to renegotiate the leases to reduce and/or defer rental and royalty payments. However, if it fails in these efforts, it is more likely than not that the leases relating to the Alder Gulch claims will revert to their landowner-lessors.

Item 7. Financial Statements and Exhibits.

No financial statements are required to be included as part of this report.

     The exhibits hereto consist of:

          (a)  None

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HANOVER GOLD COMPANY, INC.
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                                   (Registrant)

Date October 27, 1998              By   /s/Raymond A. Hanson
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                                   (Raymond A. Hanson, President)